As submitted to the Securities and Exchange Commission on April 28, 2025

Registration No. 333-284773

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective Amendment No. 2

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

KRAIG BIOCRAFT LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Wyoming	7372	83-0459707
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

2723 South State St. Suite 150

Ann Arbor, Michigan 48104

Tel. (734) 619-8066

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Kim Thompson, CEO

Kraig Biocraft Laboratories, Inc.

2723 South State St., Suite 150, Ann Arbor, Michigan 48104

(734) 619-8066

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a Copy to:

Louis Taubman, Esq.

Hunter Taubman Fischer & Li LLC

950 Third Avenue, 19th Floor

New York, New York 10022

(212) 530-2210

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Exchange Act. ☐

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to such Section 8(a), may determine.

EXPLANATORY NOTE

This Post-Effective Amendment No. 2 (the “Pos-Am No. 2”) to the Registration Statement on Form S-1 (File No. 333-284773, initially filed on February 7, 2025 and declared effective on February 14, 2025, is being filed as an exhibits-only filing, to file an updated auditor consent. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibit. The remainder of the Registration Statement is unchanged and has therefore been omitted.

No additional securities are being registered under this Pos-Am No. 2. All applicable registration fees were previously paid.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(a) The following exhibits are filed as part of this Registration Statement:

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

3.1	Articles of Incorporation (1)

3.2	Articles of Amendment (3)

3.3	Articles of Amendment, filed with the Wyoming Secretary of State on November 15, 2013 (6)

3.4	Articles of Amendment, filed with the Wyoming Secretary of State on December 17, 2013 (7)

3.5	By-Laws (1)

4.1	Warrant issued Mr. Jonathan R. Rice (18)

4.2	Warrant issued December 11, 2020 (19)

5.1	Opinion of Wyoming counsel, as to the validity of the Common Stock (27)

10.1	Employment Agreement, dated November 10, 2010, by and between Kraig Biocraft Laboratories, Inc., and Kim Thompson (8)

10.6	Addendum to the Founder’s Stock Purchase and Intellectual Property Transfer Agreement, dated December 26, 2006, and the Founder’s Stock Purchase and Intellectual Property Transfer Agreement dated April 26, 2006 (3)

10.7	Intellectual Property/Collaborative Research Agreement dated March 20, 2010, by and between Kraig Biocraft Laboratories and The University of Notre Dame du Lac. (2)

10.11	License Agreement dated October 28, 2011, between the Company and University of Notre Dame du Lac. (12)

10.12	Intellectual Property / Collaborative Research Agreement dated June 6, 2012, between the Company and University of Notre Dame du Lac. (12)

10.14	Employment Agreement, dated January 19, 2015, between the Company and Mr. Jonathan R. Rice (11)

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10.15	Intellectual Property and Collaborative Research Agreements dated March 4, 2015, between the Company and University of Notre Dame du Lac. (14)

10.16	2019 Employee Stock Option Plan (15)

10.17	Strategic Partnership Agreement between the Company and Mthemovement Kings Pte Ltd. (17)

10.18	Amendment to Strategic Partnership Agreement between the Company and Mthemovement Kings Pte Ltd. (17)

10.19	Convertible Debenture (19)

10.20	Securities Purchase Agreement (19)

10.21	Securities Purchase Agreement (20)

10.22	Registration Rights Agreement (20)

10.23	Global Guaranty Agreement (20)

10.24	Security Agreement (20)

10.25	IP Security Agreement (20)

10.26	Form of Securities Purchase Agreement dated January 18, 2022 (21)

10.27	Form of Amended and Restated Guaranty Agreement January 18, 2022 (21)

10.28	Form of Amended and Restated Security Agreement January 18, 2022 (21)

10.29	Form of Amended and Restated IP Security Agreement January 18, 2022 (21)

10.30	Form of Registration Rights Agreement January 18, 2022 (21)

10.31	Standby Equity Purchase Agreement dated January 21, 2025, between the Company and YA II PN, Ltd. (25)

14.1	Code of Financial Conduct and Ethics (13)

14.2	Code of Ethics (16)

19.1	Insider Trading Policy (24)

21.1	List of Subsidiaries (23)

23.1	Consent of M&K CPAS, PLLC (Filed herewith)

23.2	Consent of Wyoming counsel (included in Exhibit 5.1) (27)

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101.INS	Inline XBRL Instance Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
Inline XBRL for the Fiscal Years Ended December 31, 2023
101.INS	Inline XBRL Instance Document (23)
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document (23)
101.SCH	Inline XBRL Taxonomy Extension Schema Document (23)
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document (23)
101.LAB	Inline XBRL Taxonomy Extension Labels Linkbase Document (23)
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document (23)
107	Filing Fee Table (26)

* Filed herewith

** To be filed by amendment

(1) Incorporated by reference to our Registration Statement on Form SB-2 (Reg. No. 333-146316) filed with the SEC on September 26, 2007.

(2) Incorporated by reference to our annual report on Form 10-K for the year ended December 31, 2009, filed with the SEC on April 15, 2010.

(3) Incorporated by reference to our Registration Statement on Form S-1 (Reg. No. 333-162316) filed with the SEC on October 2, 2009.

(4) Incorporated by reference to our Current Report on Form 8-K filed with the SEC on June 29, 2011.

(5) Incorporated by reference to our Quarterly Report on Form 10-Q filed with the SEC on May 15, 2013.

(6) Incorporated by reference to our Current Report on Form 8-K filed with the SEC on November 22, 2013.

(7) Incorporated by reference to our Current Report on Form 8-K filed with the SEC on December 19, 2013.

(8) Incorporated by reference to our Registration Statement on Form S-1 (Reg. No. 333-175936) filed with the SEC on August 1, 2011.

(9) Incorporated by reference to our Registration Statement on Form S-1 (Reg. No. 333-199820) filed with the SEC on November 3, 2014.

(10) Incorporated by reference to our Amendment No. 1 to Registration Statement on Form S-1/A (Reg. No. 333-199820) filed with the SEC on January 7, 2015.

(11) Incorporated by reference to our Current Report on Form 8-K filed with the SEC on January 21, 2015.

(12) Incorporated by reference to our Amendment No. 2 to Registration Statement on Form S-1/A (Reg. No. 333-199820) filed with the SEC on January 30, 2015.

(13) Incorporated by reference to Exhibit 14.1 to our Annual Report on Form 10-KSB for the year ended December 31, 2007, filed with the SEC on March 26, 2008.

(14) Incorporated by reference to Exhibit 10.15 to the Annual Report on Form 10-K filed on March 31, 2015.

(15) Incorporated by reference to our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 27, 2020.

(16) Incorporated by reference to our Registration Statement on Form S-1 (Reg. No. 333-238883) filed with the SEC on June 2, 2020.

(17) Incorporated by reference to our Current Report on Form 8-K filed with the SEC on January 26, 2021.

(18) Incorporated by reference to Exhibit 4.1 to the Annual Report on Form 10-K filed on March 31, 2015.

(19) Incorporated by reference to our Current Report on Form 8-K filed with the SEC on December 11, 2020.

(20) Incorporated by reference to our Current Report on Form 8-K filed with the SEC on March 26, 2021.

(21) Incorporated by reference to our Current Report on Form 8-K filed with the SEC on January 20, 2022.

(22) Reserved.

(23) Incorporated by reference to our Annual Report on Form 10-K filed on March 29, 2023.

(24) Incorporated by reference to our Annual Report on Form 10-K filed on April 1, 2024.

(25) Incorporated by reference to our Current Report on Form 8-K filed with the SEC on January 21, 2025.

(26) Incorporated by reference to our Registration Statement on Form S-1 (Reg. No. 333-284773) filed with the SEC on February 7, 2025.

(27) Incorporated by reference to our Registration Statement on Form S-1/A (Reg. No. 333-284773) filed with the SEC on February 13, 2025

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Item 17. Undertakings.

The undersigned registrant hereby undertakes to provide to the underwriters at the closing specified in the underwriting agreement, certificates in such denominations and registered in such names as required by the underwriters to permit prompt delivery to each purchaser.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933, as amended;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (§230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

The undersigned registrant hereby undertakes that:

(1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, NY, on April 28, 2025.

KRAIG BIOCRAFT LABORATORIES, INC.

By:	/s/ Kim Thompson
Kim Thompson President, Chief Executive Officer, and Chief Financial Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Kim Thompson	President, Chief Executive Officer, Chief	April 28, 2025
Kim Thompson	Financial Officer and Sole Director

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